UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):           April 1, 2004
                                                      --------------------------



                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



         OREGON                     0-22496                   93-0341923
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)


      3200 N.W. Yeon Ave.
      P.O. Box  10047
      Portland, OR                                            97296-0047
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code:          (503) 224-9900
                                                    ----------------------------


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 12.        Results of Operations and Financial Condition


         On April 1, 2004, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the quarter and six months ended February 29, 2004. A copy of this press release is being furnished as Exhibit
99.1 to this report on Form 8-K.











                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SCHNITZER STEEL INDUSTRIES, INC.
                                          (Registrant)






Date:  April 1, 2004                      By: /s/ Barry A. Rosen
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                                                  Barry A. Rosen
                                                  Vice President, Finance and
                                                  Chief Financial Officer